AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2001
                                                 REGISTRATION NO. 333-_________

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ---------------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                    ---------------------------------------
                       INTEGRATED DEVICE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               94-2669985
(STATE OR OTHER JURISDICTION OF                                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                     ---------------------------------------
                                2975 STENDER WAY
                          SANTA CLARA, CALIFORNIA 95054
           (Address of Principal Executive Offices including Zip Code)

                    ---------------------------------------
                   NEWAVE SEMICONDUCTOR CORP. 1997 STOCK PLAN

                  AMENDED AND RESTATED NEWAVE SEMICONDUCTOR CORP.
                           SHANGHAI STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                    ---------------------------------------

       JAMES LAUFMAN, ESQ.                                   COPY TO:
        GENERAL COUNSEL                               CHRISTOPER KAUFMAN, ESQ.
INTEGRATED DEVICE TECHNOLOGY, INC.                       LATHAM & WATKINS
        2975 STENDER WAY                              135 COMMONWEALTH DRIVE
  SANTA CLARA, CALIFORNIA 95054                    MENLO PARK, CALIFORNIA 94025
        (408) 727-6116                                    (650) 328-4600

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          (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                    ---------------------------------------

------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------

                                                                    PROPOSED         PROPOSED
                                                                    MAXIMUM           MAXIMUM
                   TITLE OF                         AMOUNT          OFFERING         AGGREGATE        AMOUNT OF
               SECURITIES TO BE                      TO BE         PRICE PER         OFFERING        REGISTRATION
                  REGISTERED                      REGISTERED       SHARE (1)         PRICE (1)           FEE
--------------------------------------------------------------------------------------------------------------------
Newave Semiconductor Corp. 1997 Stock Plan          155,878          $30.00         $4,676,340          $1,169
Common Stock, par value $.001 per share
--------------------------------------------------------------------------------------------------------------------
Amended and Restated Newave Semiconductor           316,682          $30.00         $9,500,460          $2,375
Corp. Shanghai Stock Option Plan Common Stock,
par value $.001 per share
--------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act"), on the basis of the high and low selling prices per share of the Company's Common Stock as reported on the Nasdaq National Market System on April 16, 2000.

     Proposed sale to take place as soon after the effective date of the Registration Statement as options granted under the Plan are exercised.

===============================================================================

                                     PART I

         The information called for in Part I of the Form S-8 is not being filed with or included in this Registration Statement on Form S-8 (the "Registration Statement") (by incorporation by reference or otherwise) in accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission").

ITEM 1.      PLAN INFORMATION

         Not required to be filed with this Registration Statement.

ITEM 2.      REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

         Not required to be filed with this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed with the Commission by Integrated Device Technology, Inc. (the "Registrant") are incorporated as of their respective dates in this Registration Statement on Form S-8 by reference:

          (a) The Registrant's Annual Report on Form 10-K, filed with the Commission on June 27, 2000.

          (b) The Registrant's Quarterly Report on Form 10-Q, filed with the Commission on August 14, 2000.

          (c) The Registrant's Quarterly Report on Form 10-Q, filed with the Commission on November 15, 2000.

          (d) The Registrant's Quarterly Report on Form 10-Q, filed with the Commission on February 12, 2001.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Pursuant to the Bylaws of the Registrant, directors and officers of the Registrant are indemnified to the fullest extent permitted by law against all expenses (including attorneys' fees), judgments, fines or settlement amounts incurred or paid by them in any action or proceeding, including any action by or on behalf of the Registrant, on account of their service as an officer or director of the Registrant. The Bylaws further provide that the rights conferred under such Bylaws shall not be deemed exclusive of any other right to which such persons may be entitled under Delaware General Corporation Law, the Registrant's Certificate of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Restated Certificate of Incorporation of the Registrant, as amended, precludes, with certain exceptions, the Registrant and its stockholders from recovering monetary damages from directors for business decisions that breach such directors' fiduciary duty.

         The Registrant also maintains directors and officers insurance policies which insure directors and officers against losses arising from certain wrongful acts in their official capacities and reimburses the Registrant for such loss for which the Registrant has lawfully indemnified the directors and officers. In addition, the Registrant has entered into an Indemnification Agreement with each of its directors and officers whereby the Registrant has agreed to indemnify each director and officer from and against any and all expenses, losses, claims, damages and liabilities incurred by such director or officer while acting in his or her official capacity.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8. EXHIBITS

         The following is a list of exhibits filed as part of this Registration Statement, which are incorporated herein:


         4.1*     Rights Agreement, dated December 21, 1998, between the
                  Registrant and BankBoston, N.A., as Rights Agent (previously filed with the Commission as Exhibit 4.1 to the Registration
                  Statement on Form 8-A filed December 23, 1998 and incorporated herein by reference).


                                       3


         4.2*     Form of Indenture between the Registrant and The First
                  National Bank of Boston, as Trustee, including Form of Notes
                  (previously filed with the Commission as Exhibit 4.6 to the Registration Statement on Form S-3 (File No. 33-59443) and incorporated herein by reference).

         5.1      Opinion of Latham & Watkins.

         23.1     Consent of PricewaterhouseCoopers LLP.

         23.2     Consent of Latham & Watkins (included in Exhibit 5.1).

         24.1 Power of Attorney (included on the signature page of this Registration Statement).

         99.1     Form of Newave Semiconductor Corp. 1997 Stock Plan.

         99.2     Form of Amended and Restated Newave Semiconductor Corp.
                  Shanghai Stock Option Plan.

         -----------------------

         * These exhibits were previously filed with the Commission.

ITEM 9. UNDERTAKINGS

              The undersigned registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                     (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

       PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) shall not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3 and the information to be included in a post-effective amendment to those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

              (2) That, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

              The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
       Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on April 18, 2001.

                                       INTEGRATED DEVICE TECHNOLOGY, INC.


                                       By: /s/ Alan F. Krock
                                           ------------------------------------
                                            Alan F. Krock, Vice President,
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Alan Krock and James Laufman, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated.


Signature                                Title                                       Date
---------                                -----                                       ----
/s/ Jerry G. Taylor                      President, Chief Executive Officer and      April 18, 2001
-------------------------------------    Director (Principal Executive Officer)
Jerry G. Taylor

/s/ John C. Bolger                       Director                                    April 18, 2001
-------------------------------------
John C. Bolger

/s/ Federico Faggin                      Director                                    April 18, 2001
-------------------------------------
Federico Faggin

/s/ Kenneth Kannappan                    Director                                    April 18, 2001
-------------------------------------
Kenneth Kannappan

INDEX TO EXHIBITS


         4.1*     Rights Agreement, dated December 21, 1998, between the
                  Registrant and BankBoston, N.A., as Rights Agent (previously filed with the Commission as Exhibit 4.1 to the Registration
                  Statement on Form 8-A filed December 23, 1998 and incorporated herein by reference).

         4.2*     Form of Indenture between the Registrant and The First
                  National Bank of Boston, as Trustee, including Form of Notes
                  (previously filed with the Commission as Exhibit 4.6 to the Registration Statement on Form S-3 (File No. 33-59443) and incorporated herein by reference).

         5.1      Opinion of Latham & Watkins.

         23.1     Consent of PricewaterhouseCoopers LLP.

         23.2     Consent of Latham & Watkins (included in Exhibit 5.1).

         24.1 Power of Attorney (included on the signature page of this Registration Statement).

         99.1     Form of Newave Semiconductor Corp. 1997 Stock Plan.

         99.2     Form of Amended and Restated Newave Semiconductor Corp.
                  Shanghai Stock Option Plan.

-------------------------

           * These exhibits were previously filed with the Commission.